Exhibit 10.7

Alterix Inc.

PROPRIETARY INFORMATION, ASSIGNMENT OF DEVELOPMENTS

AND NON-COMPETITION AGREEMENT

THIS PROPRIETARY INFORMATION, ASSIGNMENT OF DEVELOPMENTS AND NON-COMPETITION AGREEMENT (“Agreement”), by and between Alterix Inc., a Delaware corporation (“Alterix”), and Patrick Mooney, M.D. (the “Employee”), is effective as of June 11, 2015 (the “Effective Date”).

WHEREAS Alterix and Employee have executed an Employment Agreement as of the Effective Date; and

WHEREAS a condition of the Employment Agreement was the execution of this Agreement.

NOW THEREFORE, in consideration for the execution of the Employment Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alterix and the Employee agree as follows:

1. Employment Agreement. The parties agree that the terms of Employee’s engagement with Alterix shall be governed by the Employment Agreement referenced above save for those issues specifically addressed in this Agreement. The Employee acknowledges that this Agreement does not change any of the terms of the Employment Agreement. The Employee further acknowledges that the nature of Alterix’s business is such that protection of its proprietary and confidential information is critical to Alterix’s survival and success.

2. Ownership and Non-Disclosure of Proprietary and Confidential Information.

(a) Proprietary Information of Alterix. The Employee agrees that all information and know-how, whether or not in writing, of a private, secret or confidential nature concerning Alterix’s business or financial affairs (collectively, “Proprietary Information”) is and will be the exclusive property of Alterix. By way of illustration, but not limitation, Proprietary Information includes any and all information regarding clinical trials, discoveries, inventions, products, product improvements, product enhancements, processes, methods, techniques, formulas, compositions, compounds, negotiation strategies and positions, projects, developments, plans (including business and marketing plans), research data, clinical data, financial data (including sales costs, profits, pricing methods), personnel data, computer programs (including software used pursuant to a license agreement), customer, prospect and supplier lists, and contacts at or knowledge of customers or prospective customers of Alterix. The Employee will not disclose any Proprietary Information to any person or entity other than employees of Alterix or use the same for any purposes (other than in the performance of his/her duties as an employee of Alterix) without written approval by an officer of Alterix, either during or after his/her employment with Alterix. While employed by Alterix, the Employee will use the Employee’s best efforts to prevent unauthorized publication or disclosure of any Proprietary Information.

(b) Use of Proprietary Information. The Employee agrees that all files, documents, letters, memoranda, reports, records, data, sketches, drawings, models, laboratory notebooks, program listings, computer equipment or devices, computer programs or other written, photographic, or other tangible or intangible material containing Proprietary Information, whether created by the Employee or others, which will come into his/her custody or possession, will be and are the exclusive property of Alterix to be used by the Employee only in the performance of his/her duties for Alterix and will not be copied or removed from Alterix premises except in the pursuit of the business of Alterix. All such materials or copies thereof and all tangible property of Alterix in the custody or possession of the Employee will be delivered to Alterix, upon the earlier of (i) a request by Alterix or (ii) termination of his/her employment. After such delivery, the Employee will not retain any such materials or copies thereof or any such tangible property.

(c) Proprietary Information of Third Parties. The Employee agrees that his/her obligation not to disclose or to use information and materials of the types set forth in paragraphs 2(a) and 2(b) above, and his/her obligation to return materials and tangible property, set forth in paragraph 2(b) above, also extends to such types of information, materials and tangible property of customers of Alterix or suppliers to Alterix or other third parties who may have disclosed or entrusted the same to Alterix or to the Employee in the course of Alterix’s business.

3. Developments.

(a) Disclosure. The Employee has and will make full and prompt disclosure to Alterix of all discoveries, inventions, improvements, enhancements, processes, methods, techniques, developments, software, and works of authorship, whether patentable or not, which are created, made, conceived or reduced to practice by him/her or under his/her direction or jointly with others during his/her employment by Alterix, whether or not during normal working hours or on the premises of Alterix (all of which are collectively referred to in this Agreement as “Developments”).

(b) Assignment. The Employee agrees to assign and does hereby assign to Alterix (or any person or entity designated by Alterix) all his/her right, title and interest in and to all Developments and all related patents, patent applications, copyrights and copyright applications whether created prior to or after the Effective Date. The Employee understands that, to the extent this Agreement will be construed in accordance with the laws of any state which precludes a requirement in an employee agreement to assign certain classes of inventions made by an employee, this paragraph 3(b) will be interpreted not to apply to any invention which a court rules and/or Alterix agrees falls within such classes. The Employee also hereby waives all claims to moral rights in any Developments.

(c) Cooperation. The Employee agrees to cooperate fully with Alterix, both during and after his employment with Alterix, with respect to the procurement, maintenance and enforcement of copyrights, patents and other intellectual property rights (both in the United States and foreign countries) relating to Developments. The Employee will sign all papers, including, without limitation, copyright applications, patent applications, declarations, oaths, formal assignments, assignments of priority rights, and powers of attorney, which Alterix may deem necessary or desirable in order to protect its rights and interests in any Development. The Employee further agrees that if Alterix is unable, after reasonable effort, to secure the signature of the Employee on any such papers, any executive officer of Alterix will be entitled to execute any such papers as the agent and the attorney-in-fact of the Employee, and the Employee hereby irrevocably designates and appoints each executive officer of Alterix as his/her agent and attorney-in-fact to execute any such papers on his/her behalf, and to take any and all actions as Alterix may deem necessary or desirable in order to protect its rights and interests in any Development, under the conditions described in this sentence.

4. Other Agreements.

The Employee represents that, except as the Employee has disclosed in writing to Alterix, the Employee is not bound by the terms of any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of his/her employment with Alterix, to refrain from competing, directly or indirectly, with the business of such previous employer or any other party or to refrain from soliciting employees, customers or suppliers of such previous employer or other party. The Employee further represents that his/her performance of all the terms of this Agreement and the performance of his/her duties as an employee of Alterix do not and will not conflict with or breach any agreement with any prior employer or other party to which the Employee is a party (including without limitation any nondisclosure or non-competition agreement), and that the Employee will not disclose to Alterix or induce Alterix to use any confidential or proprietary information or material belonging to any previous employer or others.

5. Obligations to Third Parties.

The Employee acknowledges that Alterix from time to time may have agreements with other persons or with federal, state or local governments, or agencies thereof, which impose obligations or restrictions on Alterix regarding inventions made during the course of work under such agreements or regarding the confidential nature of such work. The Employee agrees to be bound by all such obligations and restrictions which are made known to the Employee and to take all action necessary to discharge the obligations of Alterix under such agreements.

6. Non-Competition and Non-Solicitation.

While the Employee is employed by Alterix and for a period of two years after the termination or cessation of such employment for any reason, the Employee will not directly or indirectly:

(a) Engage or assist others in engaging in any business or enterprise (whether as owner, partner, officer, director, employee, consultant, investor, lender or otherwise, except as the holder of not more than 1% of the outstanding stock of a publicly-held company) that is competitive with Alterix’s business, including but not limited to any business or enterprise that develops, manufactures, markets, licenses, sells or provides any product or service that competes with any product or service developed, manufactured, marketed, licensed, sold or provided, or planned to be developed, manufactured, marketed, licensed, sold or provided, by Alterix while the Employee was employed by Alterix; or

(b) Either alone or in association with others, solicit, divert or take away, or attempt to divert or take away, the business or patronage of any of the clients, customers, or business partners of Alterix which were contacted, solicited, or served by Alterix during the 12-month period prior to the termination or cessation of the Employee’s employment with Alterix; or

(c) Either alone or in association with others (i) solicit, induce or attempt to induce, any employee or independent contractor of Alterix to terminate his/her employment or other engagement with Alterix, or (ii) hire, or recruit or attempt to hire, or engage or attempt to engage as an independent contractor, any person who was employed or otherwise engaged by Alterix at any time during the term of the Employee’s employment with Alterix; provided, that this clause (ii) will not apply to the recruitment or hiring or other engagement of any individual whose employment or other engagement with Alterix has been terminated for a period of six months or longer.

(d) If the Employee violates the provisions of any of the preceding paragraphs of this Section 6, the Employee will continue to be bound by the restrictions set forth in such paragraph until a period of two years has expired without any violation of such provisions. Further, the Employee agrees that the duration of the non-competition and non-solicitation obligations described in this Section 6 shall be extended and their expirations tolled upon the filing of any lawsuit challenging the validity or enforceability of this Agreement until the lawsuit is finally resolved and all rights of appeal have expired.

7. Miscellaneous.

(a) Equitable Remedies and Other Remedies. The restrictions contained in this Agreement are necessary for the protection of the business and goodwill of Alterix and are considered by the Employee to be reasonable for such purpose. The Employee agrees that any breach of this Agreement is likely to cause Alterix substantial and irrevocable damage which is difficult to measure. Therefore, in the event of any such breach or threatened breach, the Employee agrees that Alterix, in addition to such other remedies which may be available, will have the right to obtain an injunction from a court restraining such a breach or threatened breach and the right to specific performance of the provisions of this Agreement and the Employee hereby waives the adequacy of a remedy at law as a defense to such relief.

(b) Return of Property. The Employee agrees to immediately deliver to Alterix all Proprietary Information and other information relating to Alterix’s business that is in the Employee’s possession or under the Employee’s control upon termination of the Employee’s employment with Alterix.

(c) Disclosure of this Agreement. The Employee hereby authorizes Alterix to notify others, including but not limited to customers of Alterix and any of the Employee’s future employers or prospective business associates, of the terms and existence of this Agreement and the Employee’s continuing obligations to Alterix hereunder.

(d) Successors and Assigns. This Agreement will be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any entity with which, or into which, Alterix may be merged or which may succeed to Alterix’s assets or business, provided, however, that the obligations of the Employee are personal and will not be assigned by him or her. The Employee expressly consents to be bound by the provisions of this Agreement for the benefit of Alterix or any subsidiary or affiliate thereof to whose employ the Employee may be transferred without the necessity that this Agreement be re-signed at the time of such transfer.

(e) Severability. In case any provision of this Agreement will be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions will in no way be affected or impaired thereby.

(f) Waivers. No delay or omission by Alterix in exercising any right under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by Alterix on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

(g) Governing Law; Venue. This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without reference to the conflicts of laws provisions thereof). Any action, suit, or other legal proceeding which is commenced to resolve any matter arising under or relating to any provision of this Agreement will be commenced only in a court of the Commonwealth of Massachusetts (or, if appropriate, a federal court located within the Commonwealth of Massachusetts), and Alterix and the Employee each consents to the jurisdiction of such a court. Alterix and the Employee each hereby irrevocably waive any right to a trial by jury in any action, suit or other legal proceeding arising under or relating to any provision of this Agreement.

(h) Entire Agreement; Amendment. This Agreement supersedes all prior agreements, written or oral, between the Employee and Alterix relating to the subject matter of this Agreement. This Agreement may not be modified, changed or discharged in whole or in part, except by an agreement in writing signed by the Employee and Alterix. The Employee agrees that any change or changes in his/her duties, salary or compensation after the signing of this Agreement will not affect the validity or scope of this Agreement.

(i) Interpretation. If any restriction set forth in Section 6 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it will be interpreted to extend only over the maximum period of time, range of activities, or geographic area as to which it may be enforceable

(j) Captions. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

(k) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument representing the agreement of the parties hereto.

(l) Electronic Document. A copy of this Agreement or signature page hereto signed and transmitted by facsimile machine, as an attachment to an e-mail or by other electronic means (collectively an “Electronic Document”), shall be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered an original signature, and the Electronic Document transmitted is to be considered to have the same binding effect as an original signature on an original document. No party shall raise the use of an Electronic Document or the fact that a signature was transmitted through the use of a facsimile machine, e-mail or other electronic means as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this Agreement.

[Signature page follows.]

The signature of the Employee below certifies that he has read, understands and agrees with the terms and conditions of this Agreement, effective as of the first day of the Employee’s service to Alterix.

Alterix Inc.

By:	/s/ Harry G. McCoy
Name:	Harry G. McCoy
Title:	Chairman

Address: Suite 463E

Beverly, MA 01915

EMPLOYEE

/s/ Patrick Mooney
Name:	Patrick Mooney, M.D.

Address:	625 Clinton Ave.
Haddonfield, NJ 08033